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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): May 22, 2001


                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    0-10039                 22-2267658
(State or Other Jurisdiction of     (Commission             (I.R.S. Employer
         Incorporation)             File Number)         Identification Number)


        757 Third Avenue, New York, New York                     10017
(Address of Registrant's Principal Executive Offices)          (Zip Code)

                                 (212) 703-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On May 22, 2001, eB2B Commerce, Inc. (the "Company") received a letter from NASDAQ indicating that the common stock of the Company has not maintained a minimum bid price of $1.00 over the last 30 consecutive trading days as required by the Nasdaq SmallCap Market rules. The Company has been provided 90 days, or until August 20, 2001, to regain compliance. If at any time before August 20, 2001, the bid price of the Company's common stock is at least $1.00 for a minimum of 10 consecutive trading days (or more at Nasdaq's discretion), then the Company will achieve minimum bid price rule compliance. If the Company is unable to demonstrate compliance on or before August 20, 2001, Nasdaq will notify the Company that its securities will be delisted. At that time, the Company may appeal this decision to a Nasdaq Listing Qualifications Panel.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2001

                                          eB2B Commerce, Inc.


                                          By: /s/ John J. Hughes, Jr., Esq.
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                                          Name: John J. Hughes, Jr., Esq.
                                          Title: Executive Vice President
                                                    and General Counsel